                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002

I.    RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                     465,335.01
        Available Funds:
            Contract Payments due and received in this period                                7,718,507.21
            Contract Payments due in prior period(s) and received in this period               364,500.76
            Contract Payments received in this period for next period                          120,979.71
            Sales, Use and Property Tax, Maintenance, Late Charges                             167,833.17
            Prepayment Amounts related to early termination in this period                  19,851,771.01
            Servicer Advance                                                                   973,780.51
            Proceeds received from recoveries on previously Defaulted Contracts                      0.00
            Transfer from Reserve Account                                                        9,353.73
            Interest earned on Collection Account                                               22,326.76
            Interest earned on Affiliated Account                                                1,109.53
            Proceeds from repurchase of Contracts per Contribution and Servicing
              Agreement Section 5.03                                                                 0.00
            Amounts paid per Contribution and Servicing Agreement Section 7.01
              (Substituted contract < Predecessor contract)                                     39,406.17
            Amounts paid under insurance policies                                                    0.00
            Any other amounts                                                                        0.00
                                                                                          ---------------
        Total Available Funds                                                               29,734,903.57
        Less: Amounts to be Retained in Collection Account                                     387,752.91
                                                                                          ---------------
        AMOUNT TO BE DISTRIBUTED                                                            29,347,150.66
                                                                                          ===============


        DISTRIBUTION OF FUNDS:

            1.    To Trustee -  Fees                                                                 0.00
            2.    To Servicer, any unreimbursed Nonrecoverable Advances or
                    Servicer Advances                                                          364,500.76
            3.    To Bank of America Derivative Settlement                                     417,265.21
            4.    To Noteholders (For Servicer Report immediately following the
                    Final Additional Closing Date)
                      a) Class A1 Principal and Interest                                    23,681,812.22
                      a) Class A2 Principal (distributed after A1 Note matures)
                           and Interest                                                        130,130.00
                      a) Class A3 Principal (distributed after A2 Note matures)
                           and Interest                                                        362,561.45
                      a) Class A4 Principal (distributed after A3 Note matures)
                           and Interest                                                        291,337.50
                      b) Class B Principal and Interest                                        426,542.43
                      c) Class C Principal and Interest                                        858,937.94
                      d) Class D Principal and Interest                                        573,426.65
                      e) Class E Principal and Interest                                        743,639.14

            5.    To Reserve Account for Requirement per Indenture Agreement
                    Section 3.08                                                                     0.00
            6.    To Issuer - Residual Principal and Interest and Reserve
                    Account Distribution
                      a) Residual Interest (Provided no Restricting or
                           Amortization Event in effect)                                       220,682.45
                      b) Residual Principal (Provided no Restricting or
                           Amortization Event in effect)                                       804,675.59
                      c) Reserve Account Distribution (Provided no Restricting
                           or Amortization Event in effect)                                      9,353.73
            7.    To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                    Earned and Any Other Amounts                                               191,269.46
            8.    To Servicer, Servicing Fee and other Servicing Compensations                 271,016.13
                                                                                          ---------------
        TOTAL FUNDS DISTRIBUTED                                                             29,347,150.66
                                                                                          ===============

                                                                                          ---------------
        End of Period Collection Account Balance {Includes Payments in Advance &
          Restricting Event Funds (if any)}                                                    387,752.91
                                                                                          ===============

II.   RESERVE ACCOUNT

Beginning Balance                                                                         $  6,443,748.69
        - Add Investment Earnings                                                                9,353.73
        - Add Transfer from Certificate Account (To Satisfy Reserve Account
            Requirement)                                                                             0.00
        - Less Distribution to Certificate Account                                               9,353.73
                                                                                          ---------------
End of period balance                                                                     $  6,443,748.69
                                                                                          ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.     $  6,443,748.69
                                                                                          ===============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002

III.  CLASS A NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class A Notes
                  Pool A                                                                   286,951,799.32
                  Pool B                                                                    94,644,253.54
                                                                                           --------------
                                                                                                                381,596,052.86

      Class A Overdue Interest, if any                                                               0.00
      Class A Monthly Interest - Pool A                                                        648,624.27
      Class A Monthly Interest - Pool B                                                        213,933.36

      Class A Overdue Principal, if any                                                              0.00
      Class A Monthly Principal - Pool A                                                    14,672,909.66
      Class A Monthly Principal - Pool B                                                     8,930,373.88
                                                                                           --------------
                                                                                                                 23,603,283.54

      Ending Principal Balance of the Class A Notes
                  Pool A                                                                   272,278,889.66
                  Pool B                                                                    85,713,879.66
                                                                                           --------------       --------------
                                                                                                                357,992,769.32
                                                                                                                ==============

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $400,172,000      Original Face $400,172,000      Balance Factor
                 $2.155467                      $58.982846            89.459725%

IV.   CLASS A NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class A Notes
                  Class A1                                                                  45,996,052.86
                  Class A2                                                                  54,600,000.00
                  Class A3a                                                                204,500,000.00
                  Class A3b                                                                 76,500,000.00
                                                                                           --------------


      Class A Monthly Interest                                                                                  381,596,052.86
                  Class A1 (Actual Number Days/360)                                             78,528.68
                  Class A2                                                                     130,130.00
                  Class A3a                                                                    362,561.45
                  Class A3b                                                                    291,337.50
                                                                                           --------------


      Class A Monthly Principal
                  Class A1                                                                  23,603,283.54
                  Class A2                                                                           0.00
                  Class A3a                                                                          0.00
                  Class A3b                                                                          0.00
                                                                                           --------------

                                                                                                                 23,603,283.54

      Ending Principal Balance of the Class A Notes
                  Class A1                                                                  22,392,769.32
                  Class A2                                                                  54,600,000.00
                  Class A3a                                                                204,500,000.00
                  Class A3b                                                                 76,500,000.00
                                                                                           --------------       --------------
                                                                                                                357,992,769.32
                                                                                                                ==============

Class A1
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $64,572,000       Original Face $64,572,000       Balance Factor
                $1.216141                     $365.534342             34.678761%

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002

V.    CLASS B NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class B Notes
                  Pool A                                                                     4,890,425.30
                  Pool B                                                                     1,612,990.94
                                                                                           --------------
                                                                                                                  6,503,416.24

      Class B Overdue Interest, if any                                                               0.00
      Class B Monthly Interest - Pool A                                                         18,257.59
      Class B Monthly Interest - Pool B                                                          6,021.83
      Class B Overdue Principal, if any                                                              0.00
      Class B Monthly Principal - Pool A                                                       250,065.58
      Class B Monthly Principal - Pool B                                                       152,197.43
                                                                                           --------------
                                                                                                                    402,263.01

      Ending Principal Balance of the Class B Notes
                  Pool A                                                                     4,640,359.72
                  Pool B                                                                     1,460,793.51
                                                                                           --------------       --------------
                                                                                                                  6,101,153.23
                                                                                                                ==============

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $6,820,000        Original Face $6,820,000        Balance Factor
               $3.560032                       $58.982846             89.459725%

VI.   CLASS C NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class C Notes
                 Pool A                                                                      9,780,850.59
                 Pool B                                                                      3,225,981.87
                                                                                           --------------
                                                                                                                 13,006,832.46

     Class C Overdue Interest, if any                                                                0.00
     Class C Monthly Interest - Pool A                                                          40,916.56
     Class C Monthly Interest - Pool B                                                          13,495.36
     Class C Overdue Principal, if any                                                               0.00
     Class C Monthly Principal - Pool A                                                        500,131.16
     Class C Monthly Principal - Pool B                                                        304,394.86
                                                                                           --------------
                                                                                                                    804,526.02

     Ending Principal Balance of the Class C Notes
                 Pool A                                                                      9,280,719.43
                 Pool B                                                                      2,921,587.01
                                                                                           --------------       --------------
                                                                                                                 12,202,306.44
                                                                                                                ==============

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $13,640,000       Original Face $13,640,000       Balance Factor
                $3.989144                      $58.982846             89.459725%

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002

VII.  CLASS D NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class D Notes
                  Pool A                                                                     6,518,176.82
                  Pool B                                                                     2,149,866.22
                                                                                           --------------
                                                                                                                  8,668,043.04

      Class D Overdue Interest, if any                                                               0.00
      Class D Monthly Interest - Pool A                                                         28,028.16
      Class D Monthly Interest - Pool B                                                          9,244.42
      Class D Overdue Principal, if any                                                              0.00
      Class D Monthly Principal - Pool A                                                       333,298.55
      Class D Monthly Principal - Pool B                                                       202,855.52
                                                                                           --------------
                                                                                                                    536,154.07

      Ending Principal Balance of the Class D Notes
                  Pool A                                                                     6,184,878.27
                  Pool B                                                                     1,947,010.70
                                                                                           --------------       --------------
                                                                                                                  8,131,888.97
                                                                                                                ==============

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $9,090,000        Original Face $9,090,000        Balance Factor
               $4.100394                       $58.982846             89.459725%

VIII. CLASS E NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class E Notes
                  Pool A                                                                     8,153,099.06
                  Pool B                                                                     2,689,106.59
                                                                                           --------------
                                                                                                                 10,842,205.65

      Class E Overdue Interest, if any                                                               0.00
      Class E Monthly Interest - Pool A                                                         54,897.53
      Class E Monthly Interest - Pool B                                                         18,106.65
      Class E Overdue Principal, if any                                                              0.00
      Class E Monthly Principal - Pool A                                                       416,898.19
      Class E Monthly Principal - Pool B                                                       253,736.77
                                                                                           --------------
                                                                                                                    670,634.96

      Ending Principal Balance of the Class E Notes
                  Pool A                                                                     7,736,200.87
                  Pool B                                                                     2,435,369.82
                                                                                           --------------       --------------
                                                                                                                 10,171,570.69
                                                                                                                ==============

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $11,370,000       Original Face $11,370,000       Balance Factor
                $6.420772                      $58.982846             89.459725%

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

      Beginning Residual Principal Balance
                  Pool A                                                                     9,782,668.87
                  Pool B                                                                     3,226,581.58
                                                                                           --------------
                                                                                                                 13,009,250.45

      Residual Interest - Pool A                                                               164,551.55
      Residual Interest - Pool B                                                                56,130.90
      Residual Principal - Pool A                                                              500,224.14
      Residual Principal - Pool B                                                              304,451.45
                                                                                           --------------
                                                                                                                    804,675.59

      Ending Residual Principal Balance
                  Pool A                                                                     9,282,444.73
                  Pool B                                                                     2,922,130.13
                                                                                           --------------       --------------
                                                                                                                 12,204,574.86
                                                                                                                ==============

X.    PAYMENT TO SERVICER

       - Collection period Servicer Fee                                                                             271,016.13
       - Servicer Advances reimbursement                                                                            364,500.76
       - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                            191,269.46
                                                                                                                --------------
      Total amounts due to Servicer                                                                                 826,786.35
                                                                                                                ==============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

            Aggregate Discounted Contract Balance, as defined in Indenture
              Agreement, at the beginning of the related Collection Period                                      326,077,019.96

            Aggregate Discounted Contract Balance of Additional Contracts
              acquired during Collection Period                                                                           0.00

            Decline in Aggregate Discounted Contract Balance                                                     16,673,527.29

                                                                                                                --------------
            Aggregate Discounted Contract Balance, as defined in Indenture
              Agreement, at the ending of the related Collection Period                                         309,403,492.67
                                                                                                                ==============

            Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments  and Servicer Advances               4,261,330.18

               - Principal portion of Prepayment Amounts                                    12,412,197.11

               - Principal portion of Contracts repurchased under Indenture
                   Agreement Section 4.02                                                            0.00

               - Aggregate Discounted Contract Balance of Contracts that have
                   become Defaulted Contracts during the Collection Period                           0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts
                   added during Collection Period                                                    0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts
                   withdrawn during Collection Period                                                0.00

                                                                                            -------------
                      Total Decline in Aggregate Discounted Contract Balance                16,673,527.29
                                                                                            =============


POOL B

            Aggregate Discounted Contract Balance, as defined in Indenture
              Agreement, at the beginning of the related Collection Period                                      107,548,780.75

            Aggregate Discounted Contract Balance of Additional Contracts
              acquired during Collection Period                                                                           0.00

            Decline in Aggregate Discounted Contract Balance                                                     10,148,009.90

                                                                                                                --------------
            Aggregate Discounted Contract Balance, as defined in Indenture
              Agreement, at the ending of the related Collection Period                                          97,400,770.85
                                                                                                                ==============

            Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments  and Servicer Advances               2,796,229.38

               - Principal portion of Prepayment Amounts                                     7,351,780.52

               - Principal portion of Contracts repurchased under Indenture
                   Agreement Section 4.02                                                            0.00

               - Aggregate Discounted Contract Balance of Contracts that have
                   become Defaulted Contracts during the Collection Period                           0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts
                   added during Collection Period                                                    0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts
                   withdrawn during Collection Period                                                0.00

                                                                                            -------------
                      Total Decline in Aggregate Discounted Contract Balance                10,148,009.90
                                                                                            =============

                                                                                                                --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                               406,804,263.52
                                                                                                                ==============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A                                                                                    Predecessor
                                                             Discounted         Predecessor     Discounted
      Lease #         Lessee Name                            Present Value      Lease #         Present Value
      -------         -----------                            -------------      -------         -------------
      3446-004        Bethesda Regional Cancer Treatment     $  657,993.20         2879-002     $     438,601.04
      3446-005        Bethesda Regional Cancer Treatment     $  806,918.85         3220-002     $   2,998,755.95
      3446-006        Bethesda Regional Cancer Treatment     $1,496,057.34
      3446-007        Bethesda Regional Cancer Treatment     $  437,159.27
                      Cash                                   $   39,228.33






                                                             -------------                      ----------------
                                                 Totals:     $3,437,356.99                      $   3,437,356.99

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                  $   3,437,356.99
      b) ADCB OF POOL A AT CLOSING DATE                                                         $ 336,802,716.30
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                      1.02%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $   3,437,356.99
b)  Total discounted Contract Balance of Substitute Receivables                                 $   3,398,128.66
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                        $      39,228.33

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                              YES   X          NO
                                                                                                    ------------     ------------

      POOL B                                                                                    Predecessor
                                                             Discounted         Predecessor     Discounted
      Lease #         Lessee Name                            Present Value      Lease #         Present Value
      -------         -----------                            -------------      -------         -------------
                      NONE






                                                             -------------                      ----------------
                                                 Totals:     $        0.00                      $           0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                  $           0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                         $ 117,931,819.40
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                        0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
      TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $           0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $           0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                        $           0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                              YES              NO    X
                                                                                                    ------------     ------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002

XIV.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) &
        GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING                                                                   Predecessor
                                                             Discounted         Predecessor     Discounted
      Lease #         Lessee Name                            Present Value      Lease #         Present Value
      -------         -----------                            -------------      -------         -------------
                      NONE                                                                      $           0.00







                                                             -------------                      ----------------
                                                 Totals:     $        0.00                      $           0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                       0.00
      b) ADCB OF POOL A AT CLOSING DATE                                                         $ 336,802,716.30
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                      0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $           0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $           0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                        $           0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                              YES              NO    X
                                                                                                    ------------     ------------

        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                           Predecessor
                                                             Discounted         Predecessor     Discounted
      Lease #         Lessee Name                            Present Value      Lease #         Present Value
      -------         -----------                            -------------      -------         -------------
                      None





                                                             -------------                      ----------------
                                                 Totals:     $        0.00                      $           0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                              $           0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                         $ 117,931,819.40
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                      0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
      SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
      FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $           0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $           0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                        $           0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                              YES              NO    X
                                                                                                    ------------     ------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002

XV.   POOL PERFORMANCE MEASUREMENTS

1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                            TOTAL OUTSTANDING CONTRACTS
      This Month                            5,753,095.51        This Month               406,804,263.52
      1 Month Prior                         5,694,060.79        1 Month Prior            433,625,800.71
      2 Months Prior                        3,645,790.60        2 Months Prior           440,628,348.74

      Total                                15,092,946.90        Total                  1,281,058,412.97

      a) 3 MONTH AVERAGE                    5,030,982.30        b) 3 MONTH AVERAGE       427,019,470.99

      c) a/b                                        1.18%

2.    Does a Delinquency Condition Exist (1c > 6%)?                                      Yes                       No       X
                                                                                               ----------------        ------------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                              Yes                       No       X
                                                                                               ----------------        ------------
      B. An Indenture Event of Default has occurred and is then continuing?              Yes                       No       X
                                                                                               ----------------        ------------
4.    Has a Servicer Event of Default occurred?                                          Yes                       No       X
                                                                                               ----------------        ------------

5.    Amortization Event Check

      A. Is 1c  > 8%?                                                                    Yes                       No       X
                                                                                               ----------------        ------------
      B. Bankruptcy, insolvency, reorganization; default/violation of any
           covenant or obligation not remedied within 90 days?                           Yes                       No       X
                                                                                               ----------------        ------------
      C. As of any Determination date, the sum of all defaulted contracts since
           the Closing date exceeds 6% of the ADCB on the Closing Date?                  Yes                       No       X
                                                                                               ----------------        ------------



6.    Aggregate Discounted Contract Balance at Closing Date                          Balance   $ 454,734,535.69
                                                                                               ----------------

      DELINQUENT LEASE SUMMARY

              Days Past Due       Current Pool Balance     # Leases
              -------------       --------------------     --------
                    31 - 60              14,962,230.99           58
                    61 - 90               7,289,935.73           15
                   91 - 180               5,753,095.51           24